Rule 497(e)

File Nos. 033-82610 and 811-03249

MAXIM SERIES ACCOUNT

MAXIMUM VALUE PLAN

An Individual Flexible Premium Deferred Variable Annuity Contract

Issued by Great-West Life & Annuity Insurance Company

Supplement dated October 31, 2013

to the Prospectus and Statement of Additional Information

dated May 1, 2013

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2013.

Merger of Great-West Ariel Small Cap Value Fund with and into

Great-West Ariel Mid Cap Value Fund

On September 19, 2013, the Board of Directors of the Great-West Funds, Inc. (“Great-West Funds”), including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of Great-West Ariel Small Cap Value Fund, a series of Great-West Funds, with and into Great-West Ariel Mid Cap Value Fund, another series of Great-West Funds (the “Merger”). The Merger does not require shareholder approval. It is anticipated that the Merger will be a tax-free reorganization for U.S. federal income tax purposes.

It is anticipated that the Merger will be consummated on or about December 20, 2013 or on such other date as the officers of Great-West Funds determine (the “Closing Date”). As of the close of business on the Closing Date, beneficial owners of Initial Class and Class L shares of Great-West Ariel Small Cap Value Fund will automatically receive a proportionate number of Initial Class and Class L shares, respectively, of Great-West Ariel Mid Cap Value Fund based on each fund’s net asset value. Accordingly, when acquiring shares of Great-West Ariel Small Cap Value Fund, you should also consider the strategies and risks of Great-West Ariel Mid Cap Value Fund. Please see the prospectus or summary prospectus for Great-West Ariel Mid Cap Value Fund for further information on its strategies and risks.

Prior to the effective date of the merger, you may transfer values out of the Great-West Ariel Small Cap Value Fund (or any investment division invested in the Great-West Ariel Small Cap Value Fund) into any other investment option (or any other investment division investing in another investment option) available to you under your contract or account, as applicable. There will be no fees or charges associated with any such transfer prior to the effective date of the merger. In addition, any such transfer will not count as a transfer for purposes of any limit on the number of free transfers or any limit on the number of transfers under your contract or account, as applicable.

Change of Ownership Control

Effective immediately, the third paragraph under the heading “Great-West Life & Annuity Insurance Company” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

“Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company.

GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.”

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

Statement of Additional Information dated May 1, 2013.

Please read this Supplement carefully and retain it for future reference.